Exhibit 99.1

Opendoor Technologies to Trade on Nasdaq as “OPEN”

PALO ALTO, Calif. – December 7, 2020 – Social Capital Hedosophia Holdings Corp. II (NYSE: IPOB) (“SCH” and, after the Domestication as described below, “Opendoor Technologies”) today announced the pending transfer of the listing of its Class A ordinary shares, par value $0.0001 per share (the “SCH Class A ordinary shares”) and redeemable warrants (the “SCH warrants”) from the New York Stock Exchange (“NYSE”) to The Nasdaq Global Select Market (“Nasdaq”) related to its pending business combination with Opendoor Labs Inc. (“Opendoor”).

Prior to the consummation of the business combination, SCH will domesticate as a Delaware corporation and will change its name to “Opendoor Technologies Inc.” (the “Domestication”). In connection with the Domestication, (1) each of the then issued and outstanding SCH Class A ordinary shares, will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of Opendoor Technologies (the “Opendoor Technologies common stock”); (2) each of the then issued and outstanding SCH warrant will convert automatically into a redeemable warrant to acquire one share of Opendoor Technologies common stock (the “Opendoor Technologies warrants”); and (3) each of the then issued and outstanding units of SCH that have not been previously separated into the underlying SCH Class A ordinary shares and underlying SCH warrants upon the request of the holder thereof (the “SCH units”), will be cancelled and will entitle the holder thereof to one share of Opendoor Technologies common stock and one-third of one Opendoor Technologies warrant.

Trading is expected to begin on the Nasdaq on December 21, 2020, under the new ticker symbol “OPEN” for the Opendoor Technologies common stock and “OPENW” for the Opendoor Technologies warrants. Until the Domestication and transfer is complete, the SCH common stock, warrants and units will continue to trade under the ticker symbols “IPOB”, "IPOB.WS" and "IPOB.U", respectively, on NYSE.

The last day of trading on the NYSE is expected to be on December 18, 2020, following the consummation of SCH’s pending transaction with Opendoor, which is currently expected to occur on December 18, 2020, subject to final shareholder approval at SCH’s extraordinary general meeting on December 17, 2020, and satisfaction of other customary closing conditions.

No action is required by existing SCH shareholders with respect to the ticker symbol or exchange listing change.

About Social Capital Hedosophia II

Social Capital Hedosophia II is a partnership between the investment firms of Social Capital and Hedosophia. Social Capital Hedosophia II unites technologists, entrepreneurs and technology-oriented investors around a shared vision of identifying and investing in innovative and agile technology companies. To learn more about Social Capital Hedosophia, visit www.socialcapitalhedosophiaholdings.com.

About Opendoor

Opendoor’s mission is to empower everyone with the freedom to move. Since 2014, Opendoor has provided people across the U.S. with a radically simple way to buy, sell or trade-in a home. Opendoor currently operates in 21 markets in the U.S. and is headquartered in San Francisco.

For more information, please visit www.opendoor.com.

Additional Information and Where to Find It

This press release relates to a proposed transaction between Opendoor and SCH. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transactions, SCH has filed a registration statement on Form S-4 (as amended, the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") (File No. 333-249302), which includes a  proxy statement/prospectus, that is both the proxy statement which has been distributed to SCH's shareholders in connection with SCH's solicitation of proxies for the vote by SCH's shareholders with respect to the proposed transaction as described in the Registration Statement as well as the prospectus relating to the offer of the securities to be issued to SCH's security holders in connection with SCH's proposed domestication as a Delaware corporation in connection with the proposed transaction as described in the Registration Statement. SCH has mailed a definitive proxy statement/prospectus and other relevant documents to its shareholders of record as of November 5, 2020, the record date established for the extraordinary general meeting of stockholders relating to the Business Combination. SHAREHOLDERS AND OTHER SECURITY HOLDERS OF SCH ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SCH (when available) through the website maintained by the SEC at http://www.sec.gov.

The documents filed by SCH with the SEC also may be obtained free of charge at SCH's website at http://www.socialcapitalhedosophiaholdings.com/docsb.html or upon written request to 317 University Ave, Suite 200, Palo Alto, California 94301.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Opendoor and SCH, including statements regarding the listing of shares of the post-combination company on Nasdaq. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCH's securities, (ii) the risk that the transaction may not be completed by SCH's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCH, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the merger agreement by the shareholders of SCH, the satisfaction of the minimum trust account amount following any redemptions by SCH's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the transaction on Opendoor's business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Opendoor, (ix) the outcome of any legal proceedings that may be instituted against Opendoor or against SCH related to the merger agreement or the proposed transaction, (x) the ability to maintain the listing of SCH's securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which Opendoor operates, variations in operating performance across competitors, changes in laws and regulations affecting Opendoor's business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive residential real estate industry, and (xiv) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 filed by SCH on October 5, 2020 (Registration No. 333-249302), as amended, and other documents filed by SCH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Opendoor and SCH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Opendoor nor SCH gives any assurance that either Opendoor or SCH, or the combined company, will achieve its expectations.

Contacts

Opendoor

Investors:

Whitney Kukulka

The Blueshirt Group

investors@opendoor.com

Media:

Sheila Tran / Charles Stewart

Opendoor

press@opendoor.com

Social Capital Hedosophia II

Media:

Sara Evans / Kerry Golds

Finsbury

sara.evans@finsbury.com / kerry.golds@finsbury.com

+1.917.344.9279 / +1.646.957.2279

Jonathan Gasthalter / Carissa Felger

Gasthalter & Co.

SCH@gasthalter.com

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